                                                                    Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY

                             TO TENDER FOR EXCHANGE
                          6.625% SENIOR NOTES DUE 2025
                                       OF
                              GRUPO TELEVISA, S.A.

              THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
  AT 5:00 P.M., NEW YORK CITY TIME, ON - , 2005 (THE "EXPIRATION DATE"), UNLESS
             EXTENDED BY GRUPO TELEVISA, S.A. IN ITS SOLE DISCRETION

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

By Registered Mail or Overnight Carrier:        Facsimile Transmission:            By Hand Delivery:
         The Bank of New York              (for eligible institutions only)      The Bank of New York
      Corporate Trust Operations                    (212) 298-1915            Corporate Trust Operations
        Reorganization Section                                                  Reorganization Section
      101 Barclay Street, 7 East                 Confirm by Telephone:        101 Barclay Street, 7 East
       New York, New York 10286                     (212) 815-3750             New York, New York 10286
          Attention: Kin Lau                                                      Attention: Kin Lau

      FOR ANY QUESTIONS REGARDING THIS NOTICE OF GUARANTEED DELIVERY OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (212) 815-3750, OR BY FACSIMILE AT (212) 298-1915.

      DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      Registered holders of outstanding 6.625% Senior Notes due 2025 (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of 6.625% Senior Exchange Notes due 2025 (the "Exchange Notes") may use this Notice of Guaranteed Delivery or one substantially equivalent hereto to tender Outstanding Notes pursuant to the Exchange Offer (as defined below) if: (1) their Outstanding Notes are not immediately available or
(2) they cannot deliver their Outstanding Notes (or a confirmation of book-entry transfer of Outstanding Notes into the account of the Exchange Agent at The Depository Trust Company), the Letter of Transmittal or any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date or (3) they cannot complete the procedure for book-entry transfer on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent. See "The Exchange Offer-Procedures for Tendering" in the prospectus dated -, 2005 (the "Prospectus"), which together with the related Letter of Transmittal constitutes the "Exchange Offer" of Grupo Televisa, S.A.

Ladies and Gentlemen:

            The undersigned hereby tenders the principal amount of Outstanding Notes indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus and the Letter of Transmittal, upon the terms and subject to the conditions contained in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged.

            All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                            PLEASE SIGN AND COMPLETE

Signature(s) of Registered Holder(s)      Date: _______________________________
or Authorized Signatory:

______________________________________    Address: ____________________________

______________________________________    _____________________________________

______________________________________    Area Code and Telephone No.:

Name(s) of Registered Holder(s): _____
                                          _____________________________________
______________________________________

______________________________________    If Notes will be delivered by
                                          book-entry transfer, provide
                                          information below:
Principal Amount of Notes Tendered*:
                                          Name of Tendering
______________________________________    Institution: ________________________

______________________________________
                                          Depositary
Certificate No.(s) of Notes               Account No. with DTC: _______________
(if available):

______________________________________
                                          Transaction Code Number:_____________

* Must be in minimum denominations of U.S.$100,000 and integral multiples of U.S.$1,000 in excess thereof

This notice of guaranteed delivery must be signed by the registered holder(s) exactly as their name(s) appear(s) on certificate(s) for notes or on a security position listing as the owner of notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this notice of guaranteed delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      Please print name(s) and address(es)

Name(s): ______________________________________________________________________
_______________________________________________________________________________
Capacity: _____________________________________________________________________
Address(es): __________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

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

      DO NOT SEND NOTES WITH THIS FORM. NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL OR PROPERLY TRANSMITTED AGENT'S MESSAGE.

                      THE GUARANTEE BELOW MUST BE COMPLETED

                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, hereby guarantees that the notes to be tendered hereby are in proper form for transfer (pursuant to the procedures set forth in the prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures"), and that the exchange agent will receive (a) such notes, or a book-entry confirmation of the transfer of such notes into the exchange agent's account at The Depository Trust Company, and (b) a properly completed and duly executed letter of transmittal (or facsimile thereof) with any required signature guarantees and any other documents required by the letter of transmittal, or a properly transmitted agent's message, within three New York Stock Exchange, Inc. trading days after the date of execution hereof.

      The eligible guarantor institution that completes this form must communicate the guarantee to the exchange agent and must deliver the letter of transmittal, or a properly transmitted agent's message, and notes, or a book-entry confirmation in the case of a book-entry transfer, to the exchange agent within the time period described above. Failure to do so could result in a financial loss to such eligible guarantor institution.

Name of Firm: ________________________________________________________________

Authorized Signature: ________________________________________________________

Title: _______________________________________________________________________

Address: _____________________________________________________________________

______________________________________________________________________________
                                                             (Zip Code)

Area Code and Telephone Number: ______________________________________________

Dated: ________________

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